Exhibit 77C
          Kemper High Yield Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-2786
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             ---------------
                       FOR              347,328,495.274
                       WITHHELD           6,740,541.288

                   Lewis A. Burnham

                       Vote             Number
                       ----             ---------------
                       FOR              347,577,795.640
                       WITHHELD           6,491,240.922

                   Donald L. Dunaway

                       Vote             Number
                       ----             ---------------
                       FOR              347,538,491.651
                       WITHHELD           6,530,544.911

                   Robert B. Hoffman

                       Vote             Number
                       ----             ---------------
                       FOR              347,562,271.611
                       WITHHELD           6,506,764.951


























          Exhibit 77C
          Kemper High Yield Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-2786
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             ---------------
                       FOR              347,542,069.634
                       WITHHELD           6,526,966.928

                   Shirley D. Peterson

                       Vote             Number
                       ----             ---------------
                       FOR              347,291,933.995
                       WITHHELD           6,777,102.567

                   Daniel Pierce

                       Vote             Number
                       ----             ---------------
                       FOR              347,432,371.747
                       WITHHELD           6,636,664.815

                   William P. Sommers

                       Vote             Number
                       ----             ---------------
                       FOR              347,549,991.550
                       WITHHELD           6,519,045.012

                   Edmond D. Villani

                       Vote             Number
                       ----             ---------------
                       FOR              347,404,085.205
                       WITHHELD           6,664,951.357


























          Exhibit 77C
          Kemper High Yield Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-2786
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             ---------------
                       F0R              344,265,890.237
                       AGAINST            2,567,659.218
                       ABSTAIN            7,235,487.107

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             ---------------
                       F0R              321,876,286.866
                       AGAINST            6,749,386.117
                       ABSTAIN           11,582,409.579

          Item 6:  New Rule 12B-1 Distribution Plan
                   (Class B shareholders only)

                       Vote             Number
                       ----             ---------------
                       F0R               78,738,288.821
                       AGAINST            1,447,875.898
                       ABSTAIN            3,499,709.058

                    (Class C shareholders only)

                       Vote             Number
                       ----             ---------------
                       F0R                7,590,716.500
                       AGAINST              235,949.792
                       ABSTAIN              210,430.195




























          Exhibit 77C
          Kemper High Yield Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-2786
          Page 4

          Item 7:  To approve changes in investment policies

                       Vote             Number
                       ----             ---------------
                       F0R              290,898,754.831
                       AGAINST           12,070,755.494
                       ABSTAIN           19,190,877.930




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